SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 2, 2001

ENDOCARDIAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22233	41-1724963

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1350 Energy Lane, Suite 110, St. Paul, Minnesota 55108

(Address of principal executive offices)

Registrant's telephone number, including area code:	(651) 644-7890

Not Applicable

(Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure.

             Attached hereto as Exhibit 99.1 is the text of Endocardial Solutions, Inc.'s announcement regarding U.S. Food and Drug Administration clearance of Precision™ software release, as presented in a press release of October 2, 2001.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

             (c)         Exhibits

                           Exhibit No.       Description

                               99.1                Press release dated October 2, 2001

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 2, 2001

ENDOCARDIAL SOLUTIONS, INC.

By:	/s/ James W. Bullock

James W. Bullock
President and Chief Executive Officer

                                                                                     INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated October 2, 2001